UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 16, 2006

WINSTED HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Florida	0-32333	65-0972965
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

100 Crescent Court, Suite 700 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

(214) 459-8245
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Company’s auditors resigned on July 26, 2006, with out just cause. Winsted Holdings’s CEO has made numerous attempts with its auditors and legal firms during the 2005 year to assure that the company was conforming to the rules and guidelines spelled out under the 1940 Act. The Company feels that its auditors are looking for a way out due to their lack of knowledge of the “BDC” registration and accounting guidelines under the 1940 Act. The company has since this time located a new auditing firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winsted Holdings, Inc.

Date: August 16, 2006	By: /s/ Mark Ellis
Mark Ellis
Chief Executive Officer